“Unless permitted under securities legislation, the holder of this security must not trade the security before ______________, 2013”

“Without prior written approval of the Canadian National Stock Exchange and compliance with all applicable securities legislation, the securities represented by this certificate may not be sold, transferred, hypothecated or otherwise traded on or through the facilities of the Canadian National Stock Exchange or otherwise in Canada or to or for the benefit of a Canadian resident until _____________, 2013.”

HIGH 5 VENTURES INC.

CONVERTIBLE DEBENTURE

2013 – A –

ISSUED TO:

PRINCIPAL AMOUNT: $ CAD April 12, 2013

For value received and subject to the terms and conditions set forth herein, High 5 Ventures Inc. (the “Corporation”) hereby promises to pay to (the “Holder”), the principal amount of Canadian  Dollars ($ CAD) (the “Principal Amount”) in the manner hereinafter provided, together with all other monies which may from time to time be owing hereunder or pursuant hereto.

1.	Principal Payment

Subject to the provisions of this debenture (the “Debenture”), the Principal Amount, together with interest thereon, shall become due and payable on October 12, 2014 (the “Term”).

2.	Interest

The Debenture will bear interest at an annual rate of fifteen percent (15%) calculated on the last day of each month, computed from the date hereof which shall be payable on a quarterly basis until payment in full of Principal Amount and interest owing hereunder or until the date upon which the Principal Amount and interest hereunder is converted into Common Shares pursuant to the provisions of the Debenture, whichever occurs first.

3.	Conversion
3.1	Corporation’s Right to Convert

At any time prior to the Term, and subject to and upon compliance with the provisions of this section 3, all or part of the Principal Amount together with all accrued interest thereon may, at the sole option of the Corporation, be converted into Common Shares of the Corporation, (“Common Share or “Common Shares””) at the price of $0.25 (twenty-five cents) per Common Share (the “Conversion Price”).

3.2	Forced Conversion by the Corporation

In the event that the Common Shares of the Corporation trade at $1.00 (one dollar) or above per Common Share on the Canadian National Stock Exchange for 10 consecutive days at any time prior to the Term, then the Corporation shall convert at the Conversion Price the Principal Amount together with all accrued interest.

3.3	No Fractional Common Shares

Notwithstanding anything herein contained, the Corporation shall in no case be required to issue fractional Common Shares upon the conversion of the Debenture. If any fractional interest in a Common Share would be deliverable upon the conversion of the Debenture, the number of Common Shares issuable to the Holder shall be rounded to the next lower whole number of Common Shares.

3.4	Date of Conversion

As promptly as practicable following the Date of Conversion, the Corporation shall issue or cause to be issued and deliver or cause to be delivered to the Holder a certificate or certificates in the name of the Holder for the number of Common Shares deliverable upon the conversion of the Debenture or portion thereof. Such conversion shall be deemed to have been effected immediately prior to the close of business on the Date of Conversion and at such time the rights of the Holder under the Debenture, with respect to the converted portion, as a holder thereof shall cease and the Holder shall be deemed to have become on such date the holder of record of the Common Shares represented thereby.

3.5	Share capital modification

If the Common Shares, as presently constituted, shall be changed into or exchanged for different numbers or kind of shares or other securities of the Corporation or of an other Corporation, whether by reason of conversion, consolidation, amalgamation, merger, recapitalisation, reclassification, split, reverse split, combination of shares or otherwise, then the Conversion Price shall be so changed, as the case may be, and the applicable provisions of the Debenture shall be proportionally and automatically adjusted in order to preserve to their fullest extent, the rights of the Holder pursuant to the Debenture, without creating a better or worse situation for the Holder.

3.6	Reservation of Sufficient Shares

The Corporation shall at all times when the Debenture remains outstanding, reserve and keep available out of its authorised but unissued Common Shares, for the purpose of effecting the conversion of the Debenture, such number of Common Shares sufficient to effect the conversion hereof.

3.7	Redemption

Prior to the Term, the Corporation may, at its sole discretion, from to time redeem the Debenture in whole or in part by giving the Holder as well as all other holders of all series of 2013-A Debentures, of which this Debenture forms a part, a 7 day written notice that it is redeeming all the Series 2013-A Debentures at a price equal to the Principal Amount with accrued interest to the redemption date (the “Redemption of the Debenture Prior to the Term”). In the event of the Redemption of the Debenture Prior to the Term, the Corporation shall pay a penalty of 2% to the Holder (the “Pre-payment Penalty”).

3.8	Option of Corporation to Remit Common Shares at Term

At Term the Corporation may satisfy its obligations hereunder at its sole discretion either by payment in cash or by issuing such number of Common Shares to the Holder equal to the Principal Amount together with all accrued interest thereon at the Conversion Price excluding the Pre-payment Penalty.

4.	Notice

Any notice required or desired to be given hereunder or under any instrument supplemental hereto shall be in writing and may be given by personal delivery, by facsimile, by email or by sending the same by registered mail, postage prepaid, to the Holder or to the Corporation at their respective addresses set out below and, in the case of electronic communication, to the facsimile numbers and email addresses set out below. Any notice so delivered shall be conclusively deemed given when personally delivered and any notice sent by facsimile or email shall be deemed to have been delivered on the business day following the sending of the notice, and any notice so mailed shall be conclusively deemed given on the fifth business day following the day of mailing, provided that in the event of a known disruption of postal service, notice shall not be given by mail. Any address for notice or payments herein referred to may be changed by notice in writing given pursuant hereto.

5.	Binding Effect, Governing Law and Headings

The rights and obligations of the Corporation and the Holder shall be binding upon and benefit the successors, assigns, heirs, and transferees of the parties. The Debenture shall be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein. The division of the Debenture into sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of the Debenture.

6.	Waiver and Amendment

Any provision of the Debenture may be amended, waived or modified upon the written consent of the Corporation and the Holder.

7.	Invalidity

Each of the provisions contained in this Debenture is distinct and severable and a declaration of invalidity, illegality or unenforceability of any such provision or part thereof by a court of competent jurisdiction shall not affect the validity or enforceability of any other provision of the Debenture.

THE DEBENTURE HOLDER HAS SPECIFICALLY REQUESTED THAT THIS DEBENTURE AND ALL RELATED DOCUMENTS BE DRAFTED ONLY IN THE ENGLISH LANGUAGE.

SIGNED in Vancouver, British Columbia, this day of _________, 2013.

HIGH 5 VENTURES INC.

By:
Bedo Kalpakian, Chief Executive Officer and
Chief Financial Officer

HIGH 5 VENTURES INC.

Suite 300, 570 Granville Street Vancouver, B.C. V6C 3P1

c/o Mr. Bedo H. Kalpakian

PHONE: 604-681-1519 EXT 6106

FAX: 604-681-9428

EMAIL: INFO@HIGH5VENTURESINC.COM

Address of holder:	ADDRESS OF BENEFICIAL HOLDER:

“Unless permitted under securities legislation, the holder of this security must not trade the security before November 24, 2013”

“Without prior written approval of the Canadian National Stock Exchange and compliance with all applicable securities legislation, the securities represented by this certificate may not be sold, transferred, hypothecated or otherwise traded on or through the facilities of the Canadian National Stock Exchange or otherwise in Canada or to or for the benefit of a Canadian resident until November 24, 2013.”

HIGH 5 VENTURES INC.

CONVERTIBLE DEBENTURE

2013 – A –

ISSUED TO:

PRINCIPAL AMOUNT: $ CAD                                                                                          July 23, 2013

For value received and subject to the terms and conditions set forth herein, High 5 Ventures Inc. (the “Corporation”) hereby promises to pay to (the “Holder”), the principal amount of Canadian  Dollars ($ CAD) (the “Principal Amount”) in the manner hereinafter provided, together with all other monies which may from time to time be owing hereunder or pursuant hereto.

1.	Principal Payment

Subject to the provisions of this debenture (the “Debenture”), the Principal Amount, together with interest thereon, shall become due and payable on January 23, 2015 (the “ Term”).

2.	Interest

The Debenture will bear interest at an annual rate of fifteen percent (15%) calculated on the last day of each month, computed from the date hereof which shall be payable on a quarterly basis until payment in full of Principal Amount and interest owing hereunder or until the date upon which the Principal Amount and interest hereunder is converted into Common Shares pursuant to the provisions of the Debenture, whichever occurs first.

3.	Conversion

3.1	Subscriber’s Holder’s Right to Convert

At any time prior to the Term, and subject to and upon compliance with the provisions of this section 3, all or part of the Principal Amount together with all accrued interest thereon may, at the sole option of the Holder, be converted into Common Shares of the Corporation, (“Common Share or “Common Shares”) at the price of $0.25 (twenty-five cents) per Common Share (the “Conversion Price”).

3.2	Forced Conversion by the Corporation

In the event that the Common Shares of the Corporation trade at $1.00 (one dollar) or above per Common Share on the Canadian National Stock Exchange for 10 consecutive days at any time prior to the Term, then the Corporation shall convert at the Conversion Price the Principal Amount together with all accrued interest.

3.3	No Fractional Common Shares

Notwithstanding anything herein contained, the Corporation shall in no case be required to issue fractional Common Shares upon the conversion of the Debenture. If any fractional interest in a Common Share would be deliverable upon the conversion of the Debenture, the number of Common Shares issuable to the Holder shall be rounded to the next lower whole number of Common Shares.

3.4	Date of Conversion

As promptly as practicable following the Date of Conversion, the Corporation shall issue or cause to be issued and deliver or cause to be delivered to the Holder a certificate or certificates in the name of the Holder for the number of Common Shares deliverable upon the conversion of the Debenture or portion thereof. Such conversion shall be deemed to have been effected immediately prior to the close of business on the Date of Conversion and at such time the rights of the Holder under the Debenture, with respect to the converted portion, as a holder thereof shall cease and the Holder shall be deemed to have become on such date the holder of record of the Common Shares represented thereby.

3.5	Share capital modification

If the Common Shares, as presently constituted, shall be changed into or exchanged for different numbers or kind of shares or other securities of the Corporation or of another Corporation, whether by reason of conversion, consolidation, amalgamation, merger, recapitalisation, reclassification, split, reverse split, combination of shares or otherwise, then the Conversion Price shall be so changed, as the case may be, and the applicable provisions of the Debenture shall be proportionally and automatically adjusted in order to preserve to their fullest extent, the rights of the Holder pursuant to the Debenture, without creating a better or worse situation for the Holder.

3.6	Reservation of Sufficient Shares

The Corporation shall at all times when the Debenture remains outstanding, reserve and keep available out of its authorised but unissued Common Shares, for the purpose of effecting the conversion of the Debenture, such number of Common Shares sufficient to effect the conversion hereof.

3.7	Redemption

Prior to the Term, the Corporation may, at its sole discretion, from to time redeem the Debenture in whole or in part by giving the Holder as well as all other holders of all series of 2013-A Debentures, of which this Debenture forms a part, a 7 day written notice that it is redeeming all the Series 2013-A Debentures at a price equal to the Principal Amount with accrued interest to the redemption date (the “Redemption of the Debenture Prior to the Term”). In the event of the Redemption of the Debenture Prior to the Term, the Corporation shall pay a penalty of 2% to the Holder (the “Pre-payment Penalty”).

3.8	At Term

At Term the Corporation may satisfy its obligations hereunder either by payment in cash or subject to provision 3.1 and 3.2 by issuing such number of Common Shares to the Holder equal to the Principal Amount together with all accrued interest thereon at the Conversion Price excluding the Pre-payment Penalty.

4.	Notice

Any notice required or desired to be given hereunder or under any instrument supplemental hereto shall be in writing and may be given by personal delivery, by facsimile, by email or by sending the same by registered mail, postage prepaid, to the Holder or to the Corporation at their respective addresses set out below and, in the case of electronic communication, to the facsimile numbers and email addresses set out below. Any notice so delivered shall be conclusively deemed given when personally delivered and any notice sent by facsimile or email shall be deemed to have been delivered on the business day following the sending of the notice, and any notice so mailed shall be conclusively deemed given on the fifth business day following the day of mailing, provided that in the event of a known disruption of postal service, notice shall not be given by mail. Any address for notice or payments herein referred to may be changed by notice in writing given pursuant hereto.

5.	Binding Effect, Governing Law and Headings

The rights and obligations of the Corporation and the Holder shall be binding upon and benefit the successors, assigns, heirs, and transferees of the parties. The Debenture shall be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein. The division of the Debenture into sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of the Debenture.

6.	Waiver and Amendment

Any provision of the Debenture may be amended, waived or modified upon the written consent of the Corporation and the Holder.

7.	Invalidity

Each of the provisions contained in this Debenture is distinct and severable and a declaration of invalidity, illegality or unenforceability of any such provision or part thereof by a court of competent jurisdiction shall not affect the validity or enforceability of any other provision of the Debenture.

THE DEBENTURE HOLDER HAS SPECIFICALLY REQUESTED THAT THIS DEBENTURE AND ALL RELATED DOCUMENTS BE DRAFTED ONLY IN THE ENGLISH LANGUAGE.

SIGNED in Vancouver, British Columbia, this day of _________, 2013.

HIGH 5 VENTURES INC.

By:
Bedo Kalpakian, Chief Executive Officer and
Chief Financial Officer

HIGH 5 VENTURES INC.

Suite 300, 570 Granville Street Vancouver, B.C. V6C 3P1

c/o Mr. Bedo H. Kalpakian

PHONE: 604-681-1519 EXT 6106

FAX: 604-681-9428

EMAIL: INFO@HIGH5VENTURESINC.COM

ADDRESS OF HOLDER	ADDRESS OF BENEFICIAL HOLDER